2007 First Quarter Conference Call May 3, 2007 1

Bob James President & CEO First Charter Corporation 2 2 2

Forward-Looking Statements This presentation contains forward-looking statements with respect to the financial condition and results of operations of First Charter Corporation. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, and which may be beyond the Corporation's control, include, among others, the following possibilities: (1) projected results in connection with management's implementation of, or changes in, the Corporation's business plan and strategic initiatives, including the recent balance sheet initiatives, are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions, including deposit attrition, customer retention and revenue loss, or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment, or interest rate policies of the Board of Governors of the Federal Reserve System, may reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto, including changes in accounting standards, may adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation; (11) the Corporation's competitors may have greater financial resources and may develop products that enable them to compete more successfully in the markets in which it operates; (12) changes in the securities markets, including changes in interest rates, may adversely affect the Corporation's ability to raise capital from time to time; (13) the material weaknesses in the Corporation's internal control over financial reporting result in subsequent adjustments to management's projected results; and (14) implementation of management's plans to remediate the material weaknesses takes longer than expected and causes the Corporation to incur costs that are greater than expected. For further information and other factors which could affect the accuracy of forward- looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward-looking statements to reflect events and circumstances that arise after the date hereof. 3

Conference Call Outline 4 Highlights of 2007 First Quarter Performance First Quarter 2007 Financial Summary 2007 Focus and Growth Initiatives 2007 Earnings Guidance Update Questions 5 4

Top line revenue growth of 14.7% on record Non-Interest and Net Interest Income Commercial loan average balances grew 42% over 2006 first quarter, or $640 million, with approximately half attributable to GBC acquisition Core deposit average balances grew $137 million, or 9.4%, over 2006 first quarter Strong customer satisfaction scores continue: 88% rate "Very Satisfied" with First Charter 10 10 5 2007 First Quarter Highlights

Solid credit quality continued; net charge-offs 6 basis points as a percentage of average loans Expanded Raleigh market presence to five financial centers with de novo office opening in January Completed GBC Bancorp systems integration 10 10 6 2007 First Quarter Highlights

9 7 First Quarter Summary Chuck Caswell Chief Financial Officer

EPS $0.35 vs. $0.36 ROAA 1.03% vs. 1.09% ROAE 11.09% vs. 13.99% ROATE 13.90% vs. 15.19% Efficiency 63.1% vs. 61.9% 16 13 8 2007 First Quarter Results 1Q07 compared to 1Q06

Net Interest Income FTE of $37.4 million compared to $32.7 million Net Interest Margin was 3.38% compared to 3.40% Balance Sheet continues to become more core customer focused Securities/ Earning Assets fell from 23.6% to 20.8% Other Borrowings/ Interest Bearing Liabilities fell from 30.7% to 28.4% 17 14 1Q07 compared to 1Q06 9 2007 First Quarter Results

Record Non-Interest Income of $19.6 million, a $2.6 million increase Growth partially offset by lower insurance revenue of $0.7 million, primarily due to less realized contingency income 17 14 1Q07 compared to 1Q06 10 2007 First Quarter Results

17 14 11 2007 First Quarter Results Seasonal dip in deposit service charges did not occur ($s in millions)

Non-Interest Expense of $35.9 million, a $2.0 million increase compared to 4Q06 $1.3 million in incremental expense related to review of financial controls, add'l audit work, and temp staffing Partially offsetting the increases were $0.1 million reductions in OREO and intangible amortization 17 14 12 2007 First Quarter Results

Loans 1Q06 2Q06 3Q06 4Q06 1Q07 Commercial 1.535 1.638 1.7 1.981 2.175 Mortgage 0.657 0.643 0.631 0.623 0.611 Consumer 0.748 0.74 0.739 0.733 0.724 Loan Growth Total loan average balances up $576 million, or 20%. Commercial loans up 42%. Mortgage loan cash flow helped fund commercial loan growth. 19 ($s in billions) 20% 22% 17% 13 13

Low-Cost Transaction Deposit Growth Noninterest-bearing DDA average balances up 8% versus year ago. Interest Checking, Savings and Money Market averages up 10% versus year ago, inclusive of 3Q06 Branch Sale and GBC Deposits 1Q06 2Q06 3Q06 4Q06 1Q07 Int Chkg, Svgs & MMkt 1.052 1.049 1.09 1.121 1.154928 Noninterest Bearing 0.413 0.428 0.441 0.447 0.446801 20 9% 19 14 ($s in billions)

Low-Cost Transaction Deposit Trend Avoided seasonal dip in 1Q seen in previous 3 years, giving optimism for remainder of year 20 19 15 ($s in millions) 2007 2006 2005 2004

Scott Ensor Chief Risk Officer 2 2 16

Asset Quality Remains Sound 22 17 1Q06 2Q06 3Q06 4Q06 1Q07 Past dues Past dues 0.24% 0.28% 0.57% 0.50% 0.35% Non-accrual loans/ Total Loans Non-accrual loans/ Total Loans Non-accrual loans/ Total Loans 0.31% 0.25% 0.23% 0.24% 0.31% NPAs/ Total Loans & OREO NPAs/ Total Loans & OREO NPAs/ Total Loans & OREO 0.51% 0.44% 0.41% 0.42% 0.49% Net charge-offs/ Avg Loans Net charge-offs/ Avg Loans Net charge-offs/ Avg Loans 0.10% 0.11% 0.13% 0.08% 0.06% Allowance for loan losses as a % of average loans Allowance for loan losses as a % of average loans Allowance for loan losses as a % of average loans Allowance for loan losses as a % of average loans Allowance for loan losses as a % of average loans Allowance for loan losses as a % of average loans 0.98% 0.96% 0.97% 1.00% 1.02% Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans Allowance for loan losses as a % of non-accrual loans 320% 380% 422% 426% 328%

Loan Portfolio Mix Change Portfolio mix change continues. Total commercial loans now comprise 62% of the portfolio, and total mortgage loans have fallen to 17% of the portfolio 19 18 18

Regional Housing Starts and Closings Charlotte and Raleigh markets remain strong, Atlanta has had some slowdown 19 19 19

Regional Unemployment Raleigh unemployment remains low, while Charlotte and Atlanta are tracking national unemployment trends 19 20 20

2007 Focus & Growth Initiatives Bob James 2 2 21

2007 Focus & Initiatives Successful Integration of GBC: Systems conversion completed late first quarter Beginning to recognize cost savings SBA lending on track Credit underwriting to conform with FCTR standards Core Deposit Growth: New Markets New Products - Including remote capture Core checking account growth Account retention efforts 39 34 22

33 Core Checking Account Growth 23 2007 Focus & Initiatives Note: Excludes impact of branch sale in Sept '06 and GBC operational conversion in Mar '07 (000s)

2007 Focus & Initiatives Business and Commercial Lending Growth: New Lenders - Atlanta, Raleigh, and Charlotte Builder Group expands to South Carolina Expand SBA Capabilities in Charlotte and Raleigh Net Interest Margin Improvement: Lower Proportion of Investment Securities Lower Proportion of Mortgage Loans Focus / Incentives to drive Low-Cost Deposits Disciplined approach to loan pricing 39 35 24

2007 Focus & Initiatives Solidify our Financial Infrastructure to Support our Growth Strategy: Investment in a sufficient complement of skilled finance, tax and accounting resources Implement new accounting technology platforms Utilize Third-Party Professional Assistance 39 36 25

2007 Focus & Initiatives Increased Emphasis on Expense Control: Continue to explore sale of the First Charter Center Disciplined review and approval of all new projects and staffing Continued emphasis on vendor expense management 39 38 26

2007 Earnings Guidance Chuck Caswell 2 2 27

47 41 Key Assumptions * 28 * Normalized for inclusion of GBC

47 41 Key Assumptions * 29 * Normalized for inclusion of GBC

2007 Updated Earnings Guidance 48 Earnings Per Share $1.60 - $1.66 Original guidance was $1.64 - $1.70 42 30 30

Questions 2 2 31

Check our Web site at www.FirstCharter.com Questions and additional inquiries Bob James (704) 688-4520 Chuck Caswell (704) 688-1112 For Information About First Charter 30 44 32

NASDAQ: FCTR 33